SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 8, 2017 (August 7, 2017)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 7.01                   Regulation FD Disclosure

On August 7, 2017, Dynegy Inc. (the “Company” or “Dynegy”) issued a news release announcing the upsizing and pricing of its previously announced offering of $850 million in aggregate principal amount of 8.125% senior notes due 2026 (the “Notes”) in a private placement transaction conducted pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Also on August 7, 2017, Dynegy issued a news release announcing the increase of the aggregate principal amount of its outstanding 6.75% senior notes due 2019 that it is offering to purchase pursuant to its previously announced tender offer from $1.2 billion to $1.25 billion.

On August 8, 2017, Dynegy issued a news release announcing the registration of shares held by Terawatt Holdings, LP, an affiliate of certain affiliated investment funds of Energy Capital Partners III, LLC, pursuant to the investor rights agreement, as previously disclosed in Dynegy’s Current Report on Form 8-K filed on February 8, 2017.

Copies of the news releases are being furnished pursuant to Regulation FD as Exhibit 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K. Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the news releases furnished as exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Document

99.1	News Release dated August 7, 2017, announcing the upsizing and pricing of the Notes offering.
99.2	News Release dated August 7, 2017, announcing the increase of the Tender Offer Cap Amount.
99.3	News Release dated August 8, 2017, announcing the registration of shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2017	DYNEGY INC.
(Registrant)
	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	News Release dated August 7, 2017, announcing the upsizing and pricing of the Notes offering.
99.2	News Release dated August 7, 2017, announcing the increase of the Tender Offer Cap Amount.
99.3	News Release dated August 8, 2017, announcing the registration of shares.